THE MARSICO INVESTMENT FUND

Marsico Flexible Capital Fund

Marsico Global Fund

Supplement dated May 25, 2018
to the Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2018, as supplemented

The Board of Trustees (the “Board”) of The Marsico Investment Fund (the “Trust”) has unanimously approved an agreement and plan of reorganization (“Plan of Reorganization”) involving the Marsico Flexible Capital Fund (the “Acquired Fund”) and the Marsico Global Fund (the “Surviving Fund”). Flexible Capital Fund shareholders who remain invested in the Fund through the Reorganization date will receive shares of the Global Fund of an equal value. The Reorganization, which does not require shareholder approval, is expected to take place on or about August 3, 2018. An Information Statement/Prospectus with additional information about the Reorganization and the Surviving Fund will be sent to Acquired Fund shareholders.

The Reorganization involves the transfer of all of the assets of the Flexible Capital Fund/Acquired Fund to the Global Fund/Surviving Fund in exchange for Surviving Fund shares having an aggregate value equal to the net assets of the Acquired Fund and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, followed immediately by the distribution of those Surviving Fund shares to Acquired Fund shareholders in complete liquidation of the Acquired Fund.

The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes, meaning that shareholders of the Flexible Capital Fund/Acquired Fund will become shareholders of the Global Fund/Surviving Fund without realizing any gain or loss for federal income tax purposes.

Marsico Capital Management, LLC (“MCM”), the Funds’ investment adviser, has agreed to bear Reorganization costs (excluding brokerage commissions and other transaction costs incurred by a Fund for repositioning of its holdings), so the costs of the Reorganization generally will not be borne by either Fund or its shareholders. In addition, effective after the date of the Reorganization, MCM has agreed to lower the expense limit for the Global Fund/Surviving Fund by 5 basis points from 1.50% to 1.45%, so that the expense limit for the Surviving Fund will be the same as the Flexible Capital Fund’s/Acquired Fund’s existing expense limit of 1.45%. This 1.45% expense limit on the Global Fund/Surviving Fund after the Reorganization will remain in place at least through September 30, 2019, and is subject to the terms and conditions in the existing contractual expense limitation and fee waiver agreement for both Funds.

Shortly before the Reorganization, the Flexible Capital Fund/Acquired Fund will make a special distribution to its shareholders of any net investment income earned and net capital gains realized since the Fund’s last distribution in December 2017.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE